                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.


                                                     /S/  JOSEPH AUERBACH
                                                     --------------------------
                                                          Joseph Auerbach

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                       /S/  RICHARD H. BARD
                                                       ------------------------
                                                            Richard H. Bard

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                       /S/  MOGENS C. BAY
                                                       ------------------------
                                                            Mogens C. Bay

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                        /S/  JAMES Q. CROWE
                                                        -----------------------
                                                             James Q. Crowe

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.


                                                   /S/  W. GRANT GREGORY
                                                   ----------------------------
                                                        W. Grant Gregory

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                      /S/  RICK INATOME
                                                      -------------------------
                                                           Rick Inatome

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                     /S/  JOSEPH INATOME
                                                     --------------------------
                                                          Joseph Inatome

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                   /S/  WILLIAM H. JANEWAY
                                                   ----------------------------
                                                        William H. Janeway

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                       /S/   JOHN R. OLTMAN
                                                       ------------------------
                                                             John R. Oltman

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                  /S/   GARY SCHWENDIMAN
                                                  -----------------------------
                                                        Gary Schwendiman

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                 /S/   WILLIAM Y. TAUSCHER
                                                 ------------------------------
                                                       William Y. Tauscher

                                POWER OF ATTORNEY

         The undersigned Director of InaCom Corp., a Delaware corporation, hereby constitutes and appoints Bill L. Fairfield as Attorney-in-Fact in his name, place and stead to execute InaCom's Annual Report on Form 10-K for the fiscal year ended December 26, 1998, together with any and all subsequent amendments thereof, in his capacity as a director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     In WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 4th day of March, 1999.



                                                /S/   LINDA S. WILSON
                                                -------------------------------
                                                      Linda S. Wilson